Hartford Life Insurance Company Separate Account Three:

333-101927	Hartford Select Leaders (Series II-IV)
333-102625	Hartford Select Leaders Outlook (Series I-II)

Hartford Life and Annuity Company Separate Account Three:

333-101928	Hartford Select Leaders (Series II-IV)
333-102628	Hartford Select Leaders Outlook (Series I-II)
333-34998	Hartford Select Leaders (Series I/IR/II)
033-80732	Select Dimensions (Series I)

Supplements Dated January 9, 2009 to your Prospectus Dated May 1, 2008

Supplement Dated January 9, 2009 to your Prospectus

The Board of Trustees of the Morgan Stanley Select Dimensions Investment Series approved the liquidation and termination of the Morgan Stanley - Global Equity Portfolio (“Portfolio”). All shareholders of record on January 5, 2009, are entitled to vote on the plan of liquidation on April 3, 2009.  If approved by the shareholders, upon completion of the liquidation, the Portfolio will no longer be available. As a result, effective as of the close of business on April 24, 2009, any Contract Value allocated to the corresponding Sub-Account will be transferred to the Morgan Stanley - Money Market Portfolio Sub-Account.

Due to the liquidation and termination of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 23, 2009. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 24, 2009:

(iii)                             any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

(iv)                            Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Morgan Stanley - Money Market Portfolio Sub-Account unless new instructions are provided.

Upon completion of the liquidation and termination of the Portfolio, all references to the Portfolio in the prospectus are deleted.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-7886

Supplement Dated January 9, 2009 to your Prospectus

The Board of Trustees of the Van Kampen Life Investment Trust approved the liquidation and termination of the Van Kampen LIT Enterprise Portfolio (“Portfolio”). All shareholders of record on January 5, 2009, are to vote on the plan of liquidation on April 3, 2009.  If approved by the shareholders, upon completion of the liquidation, the Portfolio will no longer be available. As a result, effective as of the close of business on April 24, 2009, any Contract Value allocated to the corresponding Sub-Account will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation and termination of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 23, 2009. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 24, 2009:

(i)                                   any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

(ii)                                Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

Upon completion of the liquidation and termination of the Portfolio, all references to the Portfolio in the prospectus are deleted.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-7888